UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2021

CM LIFE SCIENCES III INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40312	86-1691173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Corvex Management LP
667 Madison Avenue
New York, New York	10065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 474-6745

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01. Entry into a Material Definitive Agreement.

On August 6, 2021, CM Life Sciences III Inc. (“CMLSIII” or the “Company”) announced that it executed an Agreement and Plan of Merger (the “Merger Agreement”) with EQRx, Inc., a Delaware corporation (“EQRx”), and the other parties thereto (the transactions contemplated by the Merger Agreement, including the Merger (as defined below), the “Business Combination”). This Current Report on Form 8-K provides a summary of the Merger Agreement and the other agreements entered into and contemplated in connection with the Business Combination. The descriptions of these agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements, copies of which are attached as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5,10.6 and 10.7 hereto.

Merger Agreement

On August 5, 2021, CMLSIII entered into the Merger Agreement with EQRx and Clover III Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”).

Business Combination

Pursuant to the terms of the Merger Agreement, CMLSIII will acquire EQRx through the merger of Merger Sub with and into EQRx, with EQRx surviving as a wholly-owned subsidiary of CMLSIII (the “Merger”). In connection with the Merger, CMLSIII will be renamed.

The Business Combination was approved by the boards of directors of each of CMLSIII and EQRx.

The Business Combination is expected to close in the fourth quarter of 2021, following the receipt of the required approval by EQRx’s and CMLSIII’s stockholders and the satisfaction of certain other customary closing conditions.

Business Combination Consideration

At the effective time of the Merger (the “Effective Time”), each share of EQRx’s common stock and preferred stock (collectively, “EQRx Capital Sock“) issued and outstanding immediately prior to the Effective Time will be cancelled and automatically deemed for all purposes to represent the right to receive a portion of the total consideration, with each EQRx’s stockholder (as applicable) being entitled to receive a number of shares of Class A common stock, par value $0.0001 per share, of CMLSIII (the “Class A Common Stock”) equal to: (x) such EQRx stockholder’s total shares of EQRx Capital Stock multiplied by (y) the number equal to the final quotient of: (i) $3,650,000,000 divided by (ii) 10 divided by (iii) the Aggregate Company Share Amount (as defined in the Merger Agreement).

In addition, at the Effective Time, each outstanding option to purchase EQRx Capital Stock will be rolled over into options to purchase Class A Common Stock, as further set forth in and in accordance with the terms of the Merger Agreement; and each outstanding EQRx restricted stock award will be cancelled and converted into restricted stock awards of Class A Common Stock calculated in accordance with the terms of the Merger Agreement.

Earnout

In addition to the issuance of Class A Common Stock, the rollover of other EQRx equity awards and the conversion of EQRx restricted stock awards described above as of the Effective Time, (A) upon the occurrence of Triggering Event I, CMLSIII will issue or cause to be issued to each EQRx stockholder and certain employees or individual service providers of EQRx (the “Earn-Out Service Providers”), in accordance with the terms of their respective award agreements, 35,000,000 shares of Class A Common Stock, upon the terms and subject to the conditions set forth in the Merger Agreement and the other Transaction Agreements; and (B) upon the occurrence of Triggering Event II, CMLSIII will issue or cause to be issued to each EQRx stockholder and Earn-Out Service Provider an additional (one-time issuance) of 15,000,000 shares of Class A Common Stock, upon the terms and subject to the conditions set out in the Merger Agreement. Triggering Event I and Triggering Event II may be achieved at the same time or over the same overlapping trading days.

“Triggering Event I” shall occur if at any time during the period beginning on the 12-month anniversary of the Closing and ending on the date that is the 36-month anniversary of the Closing (inclusive of the first and last day of such period, the “Earn-Out Period”), the closing price of the Class A Common Stock for a period of at least 20 days out of 30 consecutive trading days ending on the trading day immediately prior to the date of determination (the “Common Share Price of CMLSIII’s Class A Stock”) is greater than or equal to $12.50 per share.

“Triggering Event II” shall occur if at any time within the Earn-Out Period, the Common Share Price of CMLSIII’s Class A Common Stock is greater than $16.50 per share.

Governance

CMLSIII has agreed to take all action within its power as may be necessary or appropriate such that, effective immediately after the closing of the Business Combination, CMLSIII board of directors will consist of up to eleven directors, which will initially include: Alexis Borisy, Krishna Yeshwant, Paul Berns, Jorge Conde, Eli Casdin, Sandra Horning, Clive Meanwell and Melanie Nallicheri, each as designees of EQRx; Sam Merksamer and Amy Abernethy. The remaining director nominees, if any, will be mutually agreed upon between CMLSIII’s chief executive officer and EQRx’s chief executive office. The board of directors of CMLSIII will have a majority of “independent” directors for the purposes of Nasdaq rules, each of whom will serve in such capacity in accordance with the terms of CMLSIII’s Organizational Documents following the Effective Time.

Representations and Warranties

The Merger Agreement contains representations and warranties of the parties thereto that are customary for transactions of this type, with respect to, among other things, (a) entity organization, formation and authority, (b) capital structure, (c) authorization to enter into the Merger Agreement, (d) legal compliance and approvals, (e) financial statements and liabilities, (f) absence of changes, (g) litigation, (h) employee matters, (i) real property, (j) taxes, (k) intellectual property and privacy, (l) material contracts, (m) transactions with affiliates, (n) government grants and incentives and (o) in the case of CMLSIII only, (i) its public filings, (ii) the PIPE Investment (as defined below) and (iii) its trust account.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Business Combination and efforts to satisfy the conditions to consummation of the Business Combination.

The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for CMLSIII and EQRx to use their reasonable best efforts to obtain all necessary regulatory approvals and covenants providing for CMLSIII, Merger Sub and EQRx to cooperate in the preparation of the Proxy Statement/Prospectus (as such term is defined in the Merger Agreement) required to be filed in connection with the Business Combination.

In addition, CMLSIII has agreed to adopt an equity incentive plan and an employee stock purchase plan, as more fully described in the Merger Agreement.

Non-Solicitation Restrictions

Except as expressly permitted by the Merger Agreement, from the date of the Merger Agreement to the Effective Time or, if earlier, the valid termination of the Merger Agreement in accordance with its terms, CMLSIII, EQRx and Merger Sub have each agreed not to, directly or indirectly: (i) solicit, initiate, enter into or continue discussions, negotiations or transactions with, or encourage or respond to any inquiries or proposals by, or provide any information to, any Person (other than CMLSIII and its agents, representatives, advisors) concerning any merger, sale of ownership interests and/or assets of the EQRx, recapitalization or similar transaction (each, a “Company Business Combination”); (ii) enter into any agreement regarding, continue or otherwise participate in any discussions or negotiations regarding, or cooperate in any way that would otherwise reasonably be expected to lead to a Company Business Combination; or (iii) commence, continue or renew any due diligence investigation regarding a Company Business Combination.

CMLSIII Change in Recommendation

CMLSIII is required to include in the Proxy Statement/Prospectus the recommendation of CMLSIII’s board of directors to CMLSIII’s stockholders that they approve the transaction proposals (as such proposals are more fully set forth in the Merger Agreement, collectively, the “CMLSIII Board Recommendation”). CMLSIII is permitted to change the CMLSIII Board Recommendation only as required by applicable legal requirements.

Conditions to Closing

General Conditions

The consummation of the Merger is conditioned upon, among other things, (a) receipt of CMLSIII’s stockholder approval, (b) CMLSIII having at least $5,000,001 of net tangible assets as described under the terms of the Merger Agreement, (c) the expiration or termination of the waiting period under the Hart-Scott-Rodino Act and (d) the absence of any governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the Business Combination.

EQRx’s Conditions to Closing

The obligations of EQRx to consummate the Merger also are conditioned upon, among other things, (a) customary closing conditions, including, without limitation, CMLSIII’s delivery of certain agreements, (b) the aggregate cash proceeds from CMLSIII’s trust account, together with the proceeds from the PIPE Investment (as defined below), equaling no less than $1,000,000,000 (after deducting any amounts paid to CMLSIII stockholders that exercise their redemption rights in connection with the Business Combination, but prior to paying any unpaid transaction expenses incurred or subject to reimbursement by CMLSIII or EQRx), and (c) approval by Nasdaq of CMLSIII’s listing application in connection with the Business Combination.

CMLSIII Conditions to Closing

The obligations of CMLSIII to consummate the Merger are also conditioned upon, among other things, customary closing conditions, including, without limitation, EQRx’s delivery of certain agreements.

Termination

The Merger Agreement allows the parties to terminate the Merger Agreement if certain customary conditions described in the Merger Agreement are not satisfied, including, without limitation, each party’s right to terminate, subject to certain limited exceptions, if the Business Combination is not consummated by March 31, 2022 (the “Outside Date”).

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations, except in the case of a willful and intentional breach of the Merger Agreement or intentional fraud in the making of the representations and warranties in the Merger Agreement.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. CMLSIII does not believe that these schedules contain information that is material to an investment decision.

Certain Related Agreements

Amendment to Letter Agreement

On August 5, 2021, CMLSIII entered into an amendment to the letter agreement, dated April 6, 2021 pursuant to which the Sponsor (as defined below) agreed to certain additional transfer restrictions with respect to 50% of its founder shares (or any shares of Class A Common Stock issuable upon conversion thereof).

The foregoing description of the Amendment to the Letter Agreement and related Sponsor Founder Shares Lock-up is subject to and qualified in its entirety by reference to the full text of the Amendment to Letter Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Subscription Agreements and PIPE Investment (Private Placement)

On August 5, 2021, concurrently with the execution of the Merger Agreement, CMLSIII entered into subscription agreements (collectively, the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors” which include certain existing equityholders of EQRx), pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 120,000,000 shares of Class A Common Stock for an aggregate purchase price equal to $1.2 billion (the “PIPE Investment”). The PIPE Investment will be consummated immediately prior to the closing of the Business Combination. The Subscription Agreements provide for certain customary registration rights for the PIPE Investors. The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (a) such date and time as the Merger Agreement is terminated in accordance with its terms; (b) the mutual written agreement of the parties to such Subscription Agreement; (c) if on the Closing Date, any of the conditions to Closing set forth in the Subscription Agreement are not satisfied or waived, and, as a result thereof, the transactions contemplated in the Subscription Agreement are not consummated at the Closing or (d) the Outside Date.

The foregoing description of the Subscription Agreements and the PIPE Investment is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Stockholder Lock-Up Agreements

In connection with signing, CMLSIII entered into Lock-Up Agreements (each, a “Lock Up Agreement”) with certain stockholders of EQRx, pursuant to which such stockholders have agreed, respectively, to, among other things, customary lock-up restrictions following the closing of the Business Combination.

The foregoing description of the Lock-Up Agreements is subject to and qualified in its entirety by reference to the full text of the form of Lock-Up Agreements, the form of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Stockholder Voting and Support Agreements

In connection with signing, CMLSIII entered into Support Agreements (each, a “Stockholder Support Agreement”) with certain stockholders of EQRx, pursuant to which such stockholders have agreed, respectively, to execute written consents with respect to their shares of EQRx Capital Stock held of record or thereafter acquired in favor of the Merger and related matters, in each case, on the terms and subject to the conditions set forth in the Stockholder Support Agreement.

The foregoing description of the Stockholder Support Agreement is subject to and qualified in its entirety by reference to the full text of the form of Stockholder Support Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Sponsor Support Agreement

On August 5, 2021, CMLSIII entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) with CMLS Holdings III, LLC, a Delaware limited liability company (“Sponsor”), and EQRx, whereby Sponsor has agreed to, among other things, (a) vote at any meeting of the stockholders of CMLSIII all of its shares of capital stock of CMLSIII held of record or thereafter acquired in favor of the Parent Stockholder Matters (as defined in the Merger Agreement), (b) be bound by certain other covenants and agreements related to the Business Combination and (c) be bound by certain transfer restrictions with respect to such securities, prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement is subject to and qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is attached as Exhibit 10.6 hereto, and the terms of which are incorporated herein by reference.

Sponsor Forfeiture Agreement

On August 5, 2021, the Sponsor entered into a Sponsor Forfeiture Agreement (the “Forfeiture Agreement”) with EQRx and CMLSIII, whereby Sponsor has agreed, subject to certain limitations and in accordance with the terms of the Forfeiture Agreement, to forfeit up to 50% of its shares of class B common stock of CMLSIII, such actual amount tied to actual exercise of redemption rights of CMLSIII stockholders in connection with the Business Combination, as more fully described in the Forfeiture Agreement.

The foregoing description of the Forfeiture Agreement is subject to and qualified in its entirety by reference to the full text of the form of Forfeiture Agreement, a copy of which is attached as Exhibit 10.6 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At the closing of the Business Combination, EQRx, the Sponsor and certain stockholders of EQRx will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the parties thereto will be granted certain customary registration rights with respect to shares of Common Stock.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit 10.7 hereto, and the terms of which are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) under the heading “Subscription Agreements and PIPE Investment (Private Placement)” is incorporated by reference herein. The shares of common stock to be issued in connection with the Subscription Agreements and the transactions contemplated thereby will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving a public offering.

Item 7.01. Regulation FD Disclosure.

On August 6, 2021, the Company issued a press release announcing the Business Combination. A copy of the press release is furnished hereto as Exhibit 99.1.

Furnished as Exhibit 99.2 hereto is an investor presentation, dated August 6, 2021, that will be used by the Company regarding the Business Combination. On August 6, 2021, CMLSIII and EQRx made a webcast available on https://dealroadshow.com (the “Webcast”). A copy of the transcript for the Webcast is furnished as Exhibit 99.3 hereto.

The information in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between EQRx and the Company, including express or implied statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination, the expected cash proceeds from the Business Combination, the expected continued listing on Nasdaq, EQRx’s ability to accelerate growth and expand access to innovative medicines, EQRx’s ability to obtain FDA and other approvals of any product candidates in its pipeline, and EQRx’s ability to expand its pipeline and execute on its business strategy with payers, as well as other statements regarding plans and market opportunities of EQRx. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, (ii) the risk that the Business Combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the merger agreement by the stockholders of the Company, the satisfaction of the minimum trust account amount following redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the transaction, (v) the inability to complete the PIPE investment in connection with the Business Combination, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the Business Combination on EQRx’s business relationships, operating results and business generally, (viii) risks that the proposed Business Combination disrupts current plans and operations of EQRx and potential difficulties in EQRx employee retention as a result of the Business Combination, (ix) the outcome of any legal proceedings that may be instituted against the Company or EQRx related to the Merger Agreement or the Business Combination, (x) the ability to maintain the listing of the Company’s securities on a national securities exchange, (xi) changes in the competitive and highly regulated industries in which EQRx operates, variations in operating performance across competitors, changes in laws and regulations affecting EQRx’s business and changes in the combined capital structure, (xii) risks associated with EQRx’s ability to implement its business plans, including risks associated with its growth strategy, obtaining regulatory approvals, and creating a global payer network, and other risks associating with its plans to create a new kind of pharmaceutical company, (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare and biopharmaceutical industries, (xiv) the size and growth of the markets in which EQRx operates and its ability to offer innovative medicines at reduced prices, and (xv) EQRx’s ability to operate as a public company. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 (File No. 333-253475), the proxy statement/prospectus included in the registration statement on Form S-4 to be filed with the SEC in connection with the Business Combination and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and EQRx and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither EQRx nor CM Life Sciences III gives any assurance that either EQRx or the Company or the combined company will achieve its expectations.

Additional Information and Where to Find It / Non-Solicitation

In connection with the proposed Business Combination, the Company intends to file a registration statement, which will include a preliminary proxy statement/prospectus with the SEC. The proxy statement/prospectus will be sent to the stockholders of the Company. The Company and EQRx also will file other documents regarding the proposed Business Combination with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company and EQRx through the website maintained by the SEC at www.sec.gov. The documents filed by the Company with the SEC also may be obtained free of charge at the Company’s website at https://cmlifesciencesspac.com/ or upon written request to the Company, c/o Corvex Management, 667 Madison Ave, New York, NY 10065.

Participants in Solicitation

The Company and EQRx and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Business Combination. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Company’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 5, 2021, by and among, CM Life Sciences III Inc., EQRx, Inc. and Clover III Merger Sub Inc.
10.1	Amendment to Letter Agreement, dated August 5, 2021 by and among CM Life Sciences III, Inc., CMLS Holdings III LLC, and each of CM Life Sciences, Inc. officers, directors and director nominees listed on the signature page thereto.
10.2	Form of Subscription Agreement.
10.3	Form of Shareholder Lock-Up Agreement.
10.4	Form of Stockholder Support Agreement, dated as of August 5, 2021, by and among CM Life Sciences III Inc., EQRx, Inc. and the stockholders of EQRx, Inc. named therein.
10.5	Sponsor Support Agreement, dated as of August 5, 2021, by and among CMLS Holdings III, LLC, CM Life Sciences III Inc. and EQRx, Inc.
10.6	Forfeiture Agreement, dated as of August 5, 2021, by and between CMLS Holdings III, LLC and EQRx, Inc.
10.7	Form of Amended and Restated Registration Rights Agreement.
99.1	Press Release, dated August 6, 2021.
99.2	Investor Presentation, dated August 6, 2021.
99.3	Webcast Transcript, dated August 6, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CM Life Sciences III Inc.

Date: August 6, 2021	By:	/s/Brian Emes
	Name:	Brian Emes
	Title:	Chief Financial Officer and Secretary